UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ◻
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◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

SkyWest, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V84929-P45425 SKYWEST, INC. 2026 Annual Meeting Vote by May 4, 2026 9:59 PM MDT. For shares held in the Company’s 401K Plan, vote by April 30, 2026 9:59 PM MDT. You invested in SKYWEST, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 5, 2026. Vote Virtually at the Meeting* May 5, 2026 10:00 AM MDT Virtually at: www.virtualshareholdermeeting.com/SKYW2026 *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 21, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. SKYWEST, INC. ATTN: ROBERT J. SIMMONS 444 SOUTH RIVER ROAD ST. GEORGE, UT 84790

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V84930-P45425 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. James L. Welch For 1b. Russell A. Childs For 1c. Smita Conjeevaram For 1d. Derek J. Leathers For 1e. Meredith S. Madden For 1f. Ronald J. Mittelstaedt For 1g. Keith E. Smith For 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers. For 3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm. For 4. A shareholder proposal regarding collective bargaining policy. Against NOTE: Also includes authorization to vote upon such other business as may properly come before the meeting or any adjournment thereof.